EXHIBIT 10.3


                             FIRST AMENDMENT TO THE
                              THIRD CENTURY BANCORP
                EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST AGREEMENT


     Pursuant to rights reserved under Section 9.1 of the Third Century Bancorp Employee Stock Ownership Plan and Trust Agreement (as effective January 1, 2004) (the "Plan"), Mutual Savings Bank, by action of its Board of Directors, amends the Plan, effective with respect to distributions of benefits on or after March 28, 2005, as follows.

     Section 6.10 of the Plan shall be amended by changing the mandatory small benefit cashout threshold from five thousand dollars ($5,000) to one thousand dollars ($1,000) and applying that threshold to the Participant's entire vested account balance.

     This First Amendment has been executed this 14th day of April, 2005.


                                      MUTUAL SAVINGS BANK


                                      Signature   /s/ Robert D. Heuchan
                                                --------------------------------

                                      Printed Name    Robert D. Heuchan
                                                   -----------------------------

                                      Title            President
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